UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 23, 2024

ENVIROTECH VEHICLES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-38078	46-0774222
(Commission File Number)	(IRS Employer Identification No.)

1425 Ohlendorf Road Osceola, AR	72370
(Address of Principal Executive Offices)	(Zip Code)

(870) 970-3355

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	EVTV	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Agreement.

Standby Equity Purchase Agreement

On September 23, 2024 (the “Effective Date”), Envirotech Vehicles, Inc., a Delaware corporation (the “Company”), entered into a standby equity purchase agreement (the “SEPA) with YA II PN, Ltd., a Cayman Islands exempt limited company (the “Investor”).

Pursuant to the SEPA, subject to certain limitations and conditions set forth therein, the Company, at its sole discretion, shall have the right, but not the obligation, to sell to the Investor, and the Investor shall purchase from the Company, an aggregate amount of up to $25 million (the “Commitment Amount”) of the Company’s shares of common stock, par value $0.00001 per share (“Common Stock”), at the Company’s request any time from the Effective Date until the first day of the month next following the 36-month anniversary of the Effective Date (the “Commitment Period”).

Each sale by the Company to the Investor under the SEPA (an “Advance”) is subject to a maximum limit equal to 100% of the average of the daily volume traded of the Common Stock on The Nasdaq Capital Market (“Nasdaq”) for the five consecutive trading days immediately preceding the delivery by the Company of a written notice to the Investor with respect to such Advance (an “Advance Notice”).

The shares of Common Stock to be purchased pursuant to an Advance Notice will be issued and sold to the Investor at a per share price equal to, at the Company’s election as specified in the relevant Advance Notice: (i) 96% of the Market Price (as defined below) for any period commencing (a) if the Advance Notice is submitted to the Investor prior to 9:00 a.m., Eastern Time, on a trading day, the open of trading on such day or (b) if submitted to the Investor after 9:00 a.m., Eastern Time, on a trading day, upon the receipt of the Advance Notice by the Investor and, in any case, ending at 4:00 p.m., Eastern Time, on the applicable trading day of delivery of such Advance Notice (the “Option 1 Pricing Period”), or (ii) 97% of the Market Price for the three consecutive trading days commencing on the day such Advance Notice is delivered (the “Option 2 Pricing Period,” and each of the Option 1 Pricing Period and the Option 2 Pricing Period, a “Pricing Period”). “Market Price” is defined as, for any Option 1 Pricing Period, the daily volume weighted average price of the Common Stock on Nasdaq as reported by Bloomberg L.P. (“VWAP”) during the Option 1 Pricing Period, and for any Option 2 Pricing Period, the lowest daily VWAP of the Common Stock during the Option 2 Pricing Period. If, with respect to an Option 1 Pricing Period, the total number of shares of Common Stock traded on Nasdaq during the applicable Pricing Period is less than the Volume Threshold (as defined below), then the number of shares of Common Stock issued and sold pursuant to such Advance Notice will be reduced to the greater of (i) 30% of the trading volume of the Common Stock on Nasdaq during the relevant Pricing Period as reported by Bloomberg L.P. or (ii) the number of shares of Common Stock sold by the Investor during such Pricing Period, but in each case not to exceed the amount requested in the Advance Notice. “Volume Threshold” is defined as a number of shares of Common Stock equal to the quotient of (i) the number of shares requested by the Company in the Advance Notice divided by (ii) 0.30.

Under the applicable rules of The Nasdaq Stock Market LLC (the “Nasdaq Rules”) and pursuant to the SEPA, in no event may the Company issue or sell to the Investor shares of Common Stock in excess of 3,297,883 shares (the “Exchange Cap”), which is 19.99% of the shares of Common Stock outstanding immediately prior to the execution of the SEPA, unless (i) the Company obtains stockholder approval to issue shares of Common Stock in excess of the Exchange Cap or (ii) the average price of all applicable sales of Common Stock under the SEPA equals or exceeds $1.868 per share (which represents the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) on the trading day immediately preceding the Effective Date or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the Effective Date). In any event, the Company may not issue or sell any shares of Common Stock under the SEPA if such issuance or sale would breach any applicable Nasdaq Rules.

In addition, the Company may not issue or sell any shares of Common Stock to the Investor under the SEPA which, when aggregated with all other shares of Common Stock then beneficially owned by the Investor and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 promulgated thereunder), would result in the Investor and its affiliates beneficially owning more than 4.99% of the then-outstanding shares of Common Stock.

Pursuant to the SEPA, the Company agreed to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 or Form S-3 or on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, registering for resale all of the shares of Common Stock that are to be offered and sold to the Investor pursuant to the SEPA (the “Resale Registration Statement”). The Company is required to have the Resale Registration Statement covering the resale of shares issued pursuant to the SEPA declared effective by the SEC before it can request an Advance pursuant to the SEPA.

As consideration for its commitment to purchase shares of Common Stock at the Company’s request under the SEPA, the Company issued to the Investor, upon execution of the SEPA, 64,103 shares of Common Stock (the “Commitment Shares”), which have a total aggregate value equal to 0.50% of the Commitment Amount (assuming a value of $1.95 per Commitment Share, representing the Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) on the trading day immediately preceding the execution of the SEPA). The Company is also required to include the resale of the Commitment Shares by the Investor on the Resale Registration Statement. In addition, the Company paid a structuring fee to the Investor in an aggregate amount of $25,000 prior to execution of the SEPA.

The SEPA will automatically terminate on the earliest to occur of (i) the first day of the month next following the 36-month anniversary of the date of the SEPA or (ii) the date on which the Investor shall have purchased from the Company under the SEPA the Commitment Amount in full. The Company may terminate the SEPA at any time upon five trading days’ prior written notice to the Investor, provided that there are no outstanding Advance Notices under which the Company is yet to issue Common Stock and provided that the Company has paid all amounts owed to the Investor pursuant to the SEPA. The Company and the Investor may also agree to terminate the SEPA by mutual written consent. Neither the Company nor the Investor may assign or transfer their respective rights and obligations under the SEPA, and no provision of the SEPA may be modified or waived by the Company or the Investor other than by an instrument in writing signed by both parties.

The SEPA contains customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in the SEPA were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the material terms of the SEPA is only a summary and is qualified in its entirety by reference to the full text of the SEPA, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K relating to the issuance of shares of Common Stock to the Investor pursuant to the SEPA, including the Commitment Shares and any shares to be issued in connection with an Advance, is incorporated by reference herein in its entirety. The offer and sale of shares of Common Stock pursuant to the SEPA was and will be made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future events, expectations or actions and involve known and unknown risks, uncertainties and other factors that could cause the Company’s actual results, levels of activity, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include the Company’s ability to satisfy the conditions under the SEPA, market conditions and other risks detailed in the Company’s most recent annual report on Form 10-K and the Company’s subsequent periodic reports and other filings with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current expectations and assumptions and speak only as of the date of this Current Report on Form 8-K. The Company does not intend to revise or update any forward-looking statement in this Current Report on Form 8-K as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Standby Equity Purchase Agreement, dated September 23, 2024, by and between Envirotech Vehicles, Inc. and YA II PN, Ltd.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIROTECH VEHICLES, INC.

Date: September 27, 2024	By:	/s/ Franklin Lim
Franklin Lim
Chief Financial Officer